Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Customer security deposits	[1]	$ 138,150	$ 166,914
Payroll payable		696,594	542,372
Other payables		132,661	72,762
Total		$ 967,405	$ 782,048

[1]	The majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.